UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
Statement of additional information
August 28, 2007, as revised July 18, 2008

51 West 52nd Street
New York, New York 10019-6114

The nine funds named above (together, the “funds”) are diversified series of UBS Money Series (the “Trust”), a professionally managed open-end investment company. Each fund is a “feeder fund” that invests all of its assets in a corresponding master fund (each a “master fund”) with the same objective as the fund.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is the investment advisor and administrator for the master funds and the administrator for the feeder funds. UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) serves as principal underwriter for the funds. UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG.

Portions of the annual report to shareholders for UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund are incorporated by reference into this Statement of Additional Information (“SAI”). (Prior to August 28, 2007, UBS Select Prime Institutional Fund was known as “UBS Select Money Market Fund” and UBS Select Treasury Institutional Fund was known as “UBS Select Treasury Fund”). The annual report accompanies this SAI. You may obtain an additional copy of the annual report without charge by calling toll-free 1-888-547 FUND.

This SAI is not a prospectus and should be read only in conjunction with the respective fund’s current prospectus, dated August 28, 2007, as revised July 18, 2008. A copy of a prospectus may be obtained by calling a financial intermediary through which shares may be purchased or by calling toll-free 1-888-547 FUND. The prospectus also contains more complete information about the relevant fund. You should read it carefully before investing. This SAI is dated August 28, 2007, as revised July 18, 2008.

The funds and their investment policies

Each fund’s investment objective may not be changed without shareholder approval. Except where noted, the investment policies of each fund may be changed by its board without shareholder approval.

Each fund invests in securities through an underlying master fund. Each fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to a fund include its corresponding master fund. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

Each fund is a money market fund and seeks to maintain a stable price of $1.00 per share. Each fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Each fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are “First Tier Securities” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”). First Tier Securities include US government securities, repurchase agreements related to US government securities, and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (“rating agencies”), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund. Each fund’s investment objective is to earn maximum current income consistent with liquidity and the preservation of capital. Each fund’s investments include (1) US and foreign government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) funding agreements and other insurance company obligations, (5) repurchase agreements, and (6) investment company securities.

Each fund may invest in obligations (including certificates of deposit, bankers’ acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. Each fund’s investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

Each fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. Each fund may purchase only US dollar denominated obligations of non-US issuers.

Each fund may invest up to 10% of its net assets in illiquid securities. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce each fund’s net income. See “The funds’ investments, related risks and limitations — Investment limitations of the funds” for more information regarding borrowing. Each fund may invest in the securities of other investment companies.

UBS Select Treasury Institutional Fund, UBS Select Treasury Preferred Fund and UBS Select Treasury Investor Fund. Each fund’s investment objective is to earn maximum current income consistent with liquidity and the preservation of capital. Under normal circumstances, each fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities issued by the US Treasury and repurchase agreements relating to those instruments. Each fund may also invest in the securities of other investment companies that invest in these instruments. Each fund’s 80% policy, as described above, is a “non-fundamental” policy. This means that this investment policy may be changed by each fund’s board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

Each fund may invest up to 10% of its net assets in illiquid securities. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce each fund’s net income. See “The funds’ investments, related risks and limitations — Investment limitations of the funds” for more information regarding borrowing. Each fund may invest in the securities of other investment companies.

UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund and UBS Select Tax-Free Investor Fund. Each fund’s investment objective is to earn maximum current income exempt from federal income tax consistent with liquidity and the preservation of capital. Under normal circumstances, each fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investments, the income from which is exempt from federal income tax. Each fund invests primarily in money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax (“municipal securities”). Each fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by each fund is a “fundamental” investment policy, and each fund may not deviate from its 80% policy without the approval of its shareholders.

Under normal circumstances, each fund may invest only up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax (“AMT”).

Each fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that each fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. Each fund may invest up to 10% of its net assets in illiquid securities. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce each fund’s net income. See “The funds’ investments, related risks and limitations — Investment limitations of the funds” for more information regarding borrowing. Each fund may invest in the securities of other investment companies.

The funds’ investments, related risks and limitations

The following supplements the information contained in the relevant fund’s prospectus and above concerning each fund’s investments, related risks and limitations. Except as otherwise indicated in the prospectus or the SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds, through their corresponding master funds, may invest in these instruments to the extent consistent with their investment objectives.

Yields and credit ratings of money market instruments; First Tier Securities. The yields on the money market instruments in which the funds invest are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase, an issue may cease to be rated or its rating may be reduced. If a security in a fund’s portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the fund’s board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

US government securities. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

Commercial paper and other short-term obligations. UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. Each of UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission (“SEC”). Descriptions of certain types of short-term obligations are provided below.

Asset-backed securities. UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See “The funds’ investments, related risks and limitations — Credit and liquidity enhancements.”

Variable and floating rate securities and demand instruments. UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund’s investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See “The funds’ investments, related risks and limitations — Credit and liquidity enhancements.”

Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

Auction rate and remarketed preferred stock. UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund may purchase certain types of auction rate preferred stock (“ARPS”) and/or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost; other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

An investment in ARPS and RPS issued by closed-end funds also is subject to limitations that generally prohibit the fund from investing more than 10% of its assets in securities of other investment companies. See “The fund’s investments, related risks and limitations — Investments in other investment companies.”

Variable amount master demand notes. UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

Funding agreements and guaranteed investment contracts. UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund may invest in funding agreements and guaranteed investment contracts issued by insurance companies which are obligations of the insurance company or one or more segregated asset accounts of the insurance company. Funding agreements permit the investment of varying amounts under a direct agreement between the fund and an insurance company and may provide that the principal amount may be increased from time to time

(subject to specified maximums) by agreement of the parties or decreased by either party. The fund expects to invest primarily in funding agreements and guaranteed investment contracts with floating or variable rates. Some funding agreements and guaranteed investment contracts are subject to demand features that permit the fund to tender its interest back to the issuer. To the extent the fund invests in funding agreements and guaranteed investment contracts that either do not have demand features or have demand features that may be exercised more than seven days after the date of acquisition, these investments will be subject to the fund’s limitation on investments in illiquid securities. See “The funds’ investments, related risks and limitations — Credit and liquidity enhancements” and — “Illiquid securities.”

Investing in non-US securities. Investments by UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund in US dollar-denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund’s investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as domestic issuers. The fund’s investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent that a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulation.

Credit and liquidity enhancements. Each fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

Illiquid securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by a fund’s board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended (“Securities Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in each fund’s portfolio and reports periodically on such decisions to the board.

UBS Global AM also monitors each fund’s overall holdings of illiquid securities. If a fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund’s holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

Repurchase agreements. Each fund may enter into repurchase agreements. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special tri-party custodian or sub-custodian that maintains separate accounts for both a fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimal credit risks.

Reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See “The funds’ investments, related risks and limitations — Segregated accounts.”

Counterparty risk. A fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks UBS Global AM and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which a fund does business.

Operations risk. Each fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

When-issued and delayed delivery securities. Each fund may purchase securities on a “when-issued” basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund’s incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund’s net asset value. A fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. A fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See “The funds’ investments, related risks and limitations — Segregated accounts.”

Investments in other investment companies. Each fund may invest in securities of other investment companies subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict a fund’s aggregate investments in other investment companies to no more than 10% of its total assets. However, the feeder funds intend to rely on Section 12(d)(1)(E) of the Investment Company Act, which allows a fund to invest substantially all of its assets in the securities of other investment companies (i.e., the master fund) without regard to the 10% limitation.

Lending of portfolio securities. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund’s portfolio securities must maintain acceptable collateral with the fund’s custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will seek to retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in the fund’s interest.

The board periodically reviews all portfolio securities loan transactions for which UBS Securities LLC (“UBS Securities”) has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the funds’ securities lending programs.

Segregated accounts. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Types of municipal securities. UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund and UBS Select Tax-Free Investor Fund may invest in a variety of municipal securities, as described below:

Municipal bonds. Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer’s counsel. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term “municipal bonds” also includes “moral obligation” issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

Municipal lease obligations. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund and UBS Select Tax-Free Investor Fund generally invest in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee’s use or occupancy of such property. This “abatement risk” may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a fund’s ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Industrial development bonds (“IDBs”) and private activity bonds (“PABs”). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in PABs, shareholders generally will be required to treat a portion of their exempt-interest dividends from that fund as a “Tax Preference Item.” See “Taxes” below. Each of UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund and UBS Select Tax-Free Investor Fund may invest more than 25% of its assets in IDBs and PABs.

Participation interests. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

A participation interest gives a fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instruments back to the financial institution. As discussed above under “The funds’ investments, related risks and limitations — credit and liquidity enhancements,” to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution’s ability to satisfy that commitment. UBS Global AM will monitor the pricing, quality and liquidity of the participation interests held by a fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

Put bonds. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If a fund holds a bond subject to a “one time only” put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of UBS Global AM, it is in the fund’s best interest to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond on the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

Tender option bonds. Tender option bonds are long-term municipal securities sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the “tender option”). Each of UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund and UBS Select Tax-Free Investor Fund may invest in bonds with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities. If UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund or UBS Select Tax-Free Investor Fund invests in tender option bonds, the financial statements, financial highlights and other materials containing financial information of that fund will properly reflect these transactions, and the fund’s independent accountants will concur with the accounting treatment being applied to the fund’s transactions in tender option bonds.

Tax-exempt commercial paper and short-term municipal notes. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Mortgage subsidy bonds. Each of UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund and UBS Select Tax-Free Investor Fund also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and “moral obligation” bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of these bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

Stand-by commitments. Each of UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund and UBS Select Tax-Free Investor Fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

A fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of UBS Global AM, present minimal credit risk. A fund’s right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the fund holds the commitment.

Temporary and defensive instruments. When UBS Global AM believes that there is an insufficient supply of the type of municipal securities in which UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund or UBS Select Tax-Free Investor Fund primarily invests, or during other unusual market conditions, those funds may temporarily invest all or any portion of their net assets in other types of municipal securities. In addition, when UBS Global AM believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a fund holds cash, such cash would not earn income and would reduce the fund’s yield.

Master-feeder structure. Unlike other funds which directly acquire and manage their own portfolio securities, each fund seeks to achieve its objective by investing substantially all of its assets in a corresponding master fund, a separate registered open-end investment company with the same objective as the fund. Therefore, a shareholder’s interest in the master fund’s securities is indirect. In addition to selling beneficial interests to the funds, a master fund may sell beneficial interests to other mutual funds. Such other funds will invest in the master fund on the same terms and conditions and will pay a proportionate share of the master fund’s expenses. However, the other funds investing in the master fund may have different operating expenses. Therefore, shareholders should be aware that these differences might result in differences in returns experienced by investors in different mutual funds that invest in the corresponding master funds. Such differences in return are also present in other mutual fund structures. Information concerning other holders of interest in the master funds is available by contacting UBS Global AM at 1-888-547 FUND.

The master-feeder structure is relatively complex, so shareholders should carefully consider this investment approach.

Small funds investing in a corresponding master fund may be materially affected by the actions of larger funds invested in the master fund. Funds with a greater pro rata ownership in the master fund could have effective voting control of the operation of the master fund. Whenever the trust under which the master funds are organized is requested to vote in matters pertaining to a master fund, the trust will, except as permitted by the SEC, submit matters to its feeder funds for a vote. The master fund will cast its votes in the same proportion as the feeder funds who vote as shareholders of the master fund. A feeder fund asked to vote on matters pertaining to its corresponding master fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law.

Certain changes in a master fund’s objectives, policies or restrictions may require a feeder fund to withdraw its interest in the master fund. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the master fund). If securities are distributed, a fund could incur tax and other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are some other means for meeting redemption requests, such as borrowing.

A fund may withdraw its investment in a corresponding master fund at any time, if the board determines that it is in the best interests of the shareholders of the fund to do so. Upon any such withdrawal, the board would consider what action might be taken, including the investment of all the assets of the fund in another pooled investment entity having the same objective as the fund or the retention of an investment advisor to manage the fund’s assets in accordance with the investment policies described elsewhere herein.

Investment limitations of the funds

Fundamental investment limitations. The following investment limitations, which apply to the funds and their corresponding master funds, cannot be changed with respect to a fund or master fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

Each fund will not:

(1)	Purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

With respect to UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund and UBS Select Tax-Free Investor Fund, the following interpretation applies to, but is not a part of, this fundamental restriction: Each state, territory and possession of the United States (including the District of Columbia and Puerto Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

(2)	Purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers’ acceptances of domestic branches of US banks.

The following interpretations apply to, but are not a part of, this fundamental restriction: (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

(3)	Issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4)	Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not a part of, this fundamental restriction: Investments by UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.

(5)	Engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6)	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7)	Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund and UBS Select Tax-Free Investor Fund each invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes)

in investments the income from which is exempt from federal income tax. Each such 80% investment policy may not be changed without the approval of the fund’s shareholders.

Non-fundamental investment limitations. The following investment restrictions, which apply to the funds and their corresponding master funds, are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

Each fund will not:

(1)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)	engage in short sales of securities or maintain a short position, except that the fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

(4)	invest more than 10% of its net assets in illiquid securities.

Disclosure of portfolio holdings

The funds will hold beneficial interests in the master funds for so long as they continue to participate in the master-feeder arrangement. During that time, the portfolio holdings disclosure policies and procedures of the funds will apply to the master funds, which hold portfolio securities directly.

Policies and procedures generally. UBS Global AM and each fund’s board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS Global AM and each fund’s chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund’s investment advisor, distributor, or any affiliated person of a fund, its investment advisor, or its distributor, on the other. Each fund’s disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to limited exceptions described below, each fund’s portfolio holdings will not be made available to anyone outside of UBS Global AM unless and until the information has been available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and each fund’s board determined that each fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS Global AM’s procedures require that UBS Global AM Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund’s portfolio holdings is for a legitimate business purpose and in the best interests of the fund’s shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of

each fund or UBS Global AM Legal and Compliance Departments authorizing the disclosure of portfolio holdings. UBS Global AM Legal and Compliance Departments will periodically review how each fund’s portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and certain fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the fund’s shareholders.

Board oversight. Each fund’s board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the fund’s chief compliance officer of the portfolio holdings disclosure policies and procedures, and the fund’s policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and each fund’s board reserve the right to amend a fund’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of each fund’s board.

Complete portfolio holdings — disclosure to service providers subject to confidentiality and trading restrictions. UBS Global AM, for legitimate business purposes, may disclose a fund’s complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party’s custodian or transfer agent as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, “Service Providers”) to UBS Global AM and/or a fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information pursuant to the terms of the service agreement between the Service Provider and a fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a Trust officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS Global AM.

Complete portfolio holdings — disclosure to UBS Global AM affiliates and certain fiduciaries subject to confidentiality and trading restrictions. A fund’s complete portfolio holdings may be disclosed between and among the following persons (collectively, “Affiliates and Fiduciaries”), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund or by an attorney in the Legal and Compliance Departments of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS Global AM’s code of ethics, a fund’s policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the code of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent or custodian to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or a fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund’s current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS Global AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings — arrangements to disclose to Service Providers and Fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds are:

•	State Street Bank and Trust Company, each fund’s custodian, receives portfolio holdings information daily on a real-time basis.

•	Ernst & Young LLP, each fund’s independent registered public accounting firm, receives portfolio holdings information on an annual and semi-annual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semi-annual reporting purposes. Ernst & Young LLP also receives portfolio holdings information once a year at a month-end for annual audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP.

•	Bloomberg L.P., which provides analytical services, receives portfolio holdings information on a quarterly basis with a 60-day lag. The rating agencies of Morningstar and Lipper also receive portfolio holdings information on a quarterly basis so that each fund may be included in each rating agency’s industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

•	A limited number of financial printers used by each fund to print and file its annual and semi-annual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

•	Institutional Shareholder Services Inc. receives portfolio holdings information daily on a real-time basis in connection with proxy voting and class action claims processing services provided to the funds.

Complete and partial portfolio holdings — disclosure to broker-dealers in the normal course of managing fund assets. An investment advisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning a fund’s portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of a fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS Global AM Legal and Compliance Departments. A fund has not given its consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by a fund’s board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund, its shareholders, and the legitimate fund purposes served by such disclosure.

Complete and partial portfolio holdings — disclosure as required by applicable law. Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings). The UBS Global AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS Global AM Legal Department may not be able to prevent or place restrictions on the disclosure of a fund’s portfolio holdings when compelled by law or regulation to provide such information, even if the UBS Global AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS Global AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information. Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and senior officers of UBS Global AM Finance, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal and Compliance Departments’ representatives (collectively, “Approved Representatives”) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, “commentary and analysis”) or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

“Approved Representatives” include persons employed by or associated with UBS Global AM who have been authorized by the Legal and Compliance Departments of UBS Global AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration. The portfolio holdings disclosure policies and procedures prohibit a fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Organization of the Trust; trustees and officers;
principal holders and management ownership of securities

UBS Money Series (the “Trust”) was organized on April 29, 1998 as a statutory trust under the laws of Delaware and currently offers to the public eleven series, namely UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Cash Reserves Fund and UBS Liquid Assets Fund. The Trust has authority to establish additional series and issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

The Trust is governed by a board of trustees, which oversees its funds’ operations and which is authorized to establish additional series. Each trustee serves an indefinite term of office. Each trustee who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each trustee (sometimes referred to as “board member”) and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.

Interested trustee

Term of
		office† and		Number of
	Position(s)	length	Principal	portfolios in fund	Other
	held with	of time	occupation(s)	complex overseen	directorships
Name, address, and age	Trust	served	during past 5 years	by trustee	held by trustee

Meyer Feldberg††; 66 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 1998	Professor Feldberg is Dean Emeritus and Sanford Bernstein Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 30 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

Independent trustees

Term of
		office† and		Number of
	Position(s)	length	Principal	portfolios in fund	Other
	held with	of time	occupation(s)	complex overseen	directorships
Name, address, and age	Trust	served	during past 5 years	by trustee	held by trustee

Richard Q. Armstrong; 73 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 1998 (Trustee); Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).	Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Alan S. Bernikow; 67 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Richard R. Burt; 61 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Trustee	Since 1998	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and risk management firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Term of
		office† and		Number of
	Position(s)	length	Principal	portfolios in fund	Other
	held with	of time	occupation(s)	complex overseen	directorships
Name, address, and age	Trust	served	during past 5 years	by trustee	held by trustee

Bernard H. Garil; 68 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 48 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the President and Director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She has also served on the board of the Hoover Institution (executive committee) (1995-2000 and 2001-2007).	Ms. Higgins is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

†	Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age.
††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

Officers

Term of office†
	Position(s) held	and length of
Name, address, and age	with Trust	time served	Principal occupation(s) during past 5 years

Joseph J. Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, UBS Global AM—Americas region”) (since 2005). Prior to joining UBS Global AM—Americas region he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of Global Asset Management (USA) Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President); Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund finance department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Term of office†
	Position(s) held	and length of
Name, address, and age	with Trust	time served	Principal occupation(s) during past 5 years

Mark F. Kemper**; 50	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM— Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Term of office†
	Position(s) held	and length of
Name, address, and age	with Trust	time served	Principal occupation(s) during past 5 years

Steven J. LeMire*; 38	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Term of office†
	Position(s) held	and length of
Name, address, and age	with Trust	time served	Principal occupation(s) during past 5 years

Robert Sabatino**; 34	Vice President	Since 2001	Mr. Sabatino is a director and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of two investment companies (consisting of 14 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was Chief Administrative Officer for the Legg Mason Partners Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Term of office†
	Position(s) held	and length of
Name, address, and age	with Trust	time served	Principal occupation(s) during past 5 years

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001) and a member of the board of Adams Street Partners, LLC (since 2008). Prior to his current role, Mr. Sotorp was Head of UBS Global Asset Management—Asia Pacific (2002-2004) covering Australia, Japan, Hong Kong, Singapore and Taiwan; Head of UBS Global Asset Management (Japan) Ltd. (2001-2004); Representative Director and President of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp. – UBS Realty Inc. (2000-2004). Mr. Sotorp is President of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 1998	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

†	Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.
*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

Information about trustee ownership of funds’ shares

Trustee	Dollar range of equity securities in UBS Select Prime Institutional Fund†	Dollar range of equity securities in UBS Select Treasury Institutional Fund†	Dollar range of equity securities in UBS Select Tax-Free Institutional Fund†	Dollar range of equity securities in UBS Select Prime Preferred Fund†

Interested trustee

Meyer Feldberg	None	None	None	None
Independent trustees

Richard Q. Armstrong	None	None	None	None
Alan S. Bernikow	None	None	None	None
Richard R. Burt	None	None	None	None
Bernard H. Garil	None	None	None	None
Heather R. Higgins	None	None	None	None

Trustee	Dollar range of equity securities in UBS Select Treasury Preferred Fund†	Dollar range of equity securities in UBS Select Tax-Free Preferred Fund†	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager†

Interested trustee

Meyer Feldberg	None	None	Over $100,000
Independent trustees

Richard Q. Armstrong	None	None	Over $100,000
Alan S. Bernikow	None	None	Over $100,000
Richard R. Burt	None	None	Over $100,000
Bernard H. Garil	None	None	Over $100,000
Heather R. Higgins	None	None	$50,001–$100,000*

†	Information regarding ownership is as of December 31, 2007. Prior to the date of this SAI, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund had not yet commenced operations. Accordingly, the trustees did not own shares of those funds.

*	As of June 26, 2008, Ms. Higgins’s aggregate dollar range of equity securities in all registered investment companies overseen by her for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager was over $100,000.

Committees
 The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent Trustees (as defined herein). Alan S. Bernikow is chairman of the Audit Committee. The following Independent Trustees are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil.

The Audit Committee is responsible for, among other things: (i) overseeing the scope of a fund’s audit; (ii) overseeing a fund’s accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of a fund’s independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from a fund’s independent auditors of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to a fund’s qualification under Subchapter M of the internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent auditors any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund’s audit or determining whether a fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.

The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the funds’ fiscal year ended April 30, 2007, the Audit Committee held five meetings.

The Trust’s board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees of the board and making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing other such corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended April 30, 2007. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the Trust at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

Information about independent trustee ownership of securities issued by
UBS Global AM or any company controlling, controlled by or
under common control with UBS Global AM
 As of December 31, 2007, the Independent Trustees and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

Compensation
 Prior to January 1, 2008, each Independent Trustee received, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $95,000 and a $13,000 fee for each regular joint meeting of the boards of those funds (and each in-person special joint meeting of the boards of those funds) actually attended. Effective January 1, 2008, each Independent Trustee receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $100,000 and a $15,000 fee for each regular joint board meeting of the boards of those funds (and in person special joint board meeting of the boards of those funds) actually attended. Independent Trustees who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Trustee receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where a fund’s board must meet separately from the regularly scheduled joint board meetings. Independent Trustees who participate in scheduled telephonic meetings of the board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

The board’s Chairman receives annually an additional $50,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee

receives annually an additional $25,000; provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. Independent Trustees who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds’ relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated equally according to the number of such funds. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings. Professor Feldberg, an interested person, is compensated by management.

The table below includes certain information relating to the compensation of the Trust’s current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.

Compensation table†

Name of person, position	UBS Select Prime Institutional Fund*	UBS Select Treasury Institutional Fund*	UBS Select Tax-Free Institutional Fund**

Richard Q. Armstrong, Trustee	$23,402	$4,892	$652
Alan S. Bernikow, Trustee	21,730	4,542	606
Richard R. Burt, Trustee	21,065	4,407	588
Meyer Feldberg, Trustee††	—	—	—
Bernard H. Garil, Trustee	18,278	3,825	510
Heather R. Higgins, Trustee	18,278	3,825	510

Name of person, position	UBS Select Prime Preferred Fund**	UBS Select Treasury Preferred Fund**	UBS Select Tax-Free Preferred Fund**

Richard Q. Armstrong, Trustee	$1,114	$245	$489
Alan S. Bernikow, Trustee	1,034	227	454
Richard R. Burt, Trustee	1,003	220	441
Meyer Feldberg, Trustee††	—	—	—
Bernard H. Garil, Trustee	870	191	383
Heather R. Higgins, Trustee	870	191	383

Name of person, position	UBS Select Prime Investor Fund**	UBS Select Treasury Investor Fund**	UBS Select Tax-Free Investor Fund**	Total compansation from the Trust and the fund complex***

Richard Q. Armstrong, Trustee	$98	$49	$163	$219,000
Alan S. Bernikow, Trustee	91	45	151	204,000
Richard R. Burt, Trustee	88	44	147	198,000
Meyer Feldberg, Trustee††	—	—	—	135,000
Bernard H. Garil, Trustee	77	38	128	173,000
Heather R. Higgins, Trustee	77	38	128	173,000

†	Only Independent Trustees are compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager; trustees who are “interested persons,” as defined by the Investment Company Act, do not receive compensation from the UBS Global AM funds.
††	Professor Feldberg is an “interested person” of the funds by virtue of his position as senior advisor with Morgan Stanley. As such, Professor Feldberg is not compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor, or manager. The compensation amounts listed in the compensation table for Professor Feldberg represent only those amounts paid by other funds within the fund complex for which UBS Global AM does not serve as investment advisor, sub-advisor or manager. Professor Feldberg is compensated by UBS Global AM with respect to such UBS Global AM Funds.
*	Represents fees paid to each trustee during the fiscal year ended April 30, 2007.
**	Prior to the original date of this SAI, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund had not commenced operations. Accordingly, these figures are an estimate of future payments for those funds’ first fiscal year of operations projected for the period of August 28, 2007 through April 30, 2008.
***	Represents fees paid during the calendar year ended December 31, 2007 to each board member by: (a) 17 investment companies in the case of Messrs. Armstrong, Bernikow, Burt, Garil and Ms. Higgins; and (b) 30 investment companies in the case of Professor Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Principal holders and management ownership of securities
As of August 1, 2007, trustees and officers owned in the aggregate less than 1% of the outstanding shares of each fund.

As of August 1, 2007, approximately 100% of UBS Select Treasury Institutional Fund’s outstanding shares and 85% of UBS Select Prime Institutional Fund’s outstanding shares were held of record by UBS Financial Services Inc. on behalf of the beneficial owners. As of August 1, 2007, the Trust’s records showed the following shareholders as owning more than 5% of a fund’s shares. Except as listed below, the Trust does not know of any other person who owns beneficially 5% or more of a fund’s shares.

Fund	Name and address*	Percentage of shares beneficially owned as of August 1, 2007

UBS Select Treasury	UBS Financial Services, Inc.	11.84%
Institutional Fund	FBO Mooney Enterprises LLC
UBS Select Treasury	UBS Financial Services, Inc.	5.99%
Institutional Fund	FBO Mooney Ventures LLC
UBS Select Treasury	UBS Financial Services, Inc.	5.70%
Institutional Fund	FBO Maritime Administration &
	Seacore Offshore Inc. CRF Acct

*	The shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

Investment advisory, administration and principal underwriting arrangements

Investment advisory and administration arrangements—master level. UBS Global AM acts as investment advisor and administrator for the master funds in which the funds invest their assets. Pursuant to an investment management contract with respect to each master fund (the “Management Contract”), each fund pays UBS Global AM an annual fee, computed daily and paid monthly, at an annual rate of 0.100% of the fund’s average daily net assets up to and including $30 billion; 0.0975% of the fund’s average daily net assets above $30 billion up to and including $40 billion; 0.0950% of the fund’s average daily net assets above $40 billion up to and including $50 billion; 0.0925% of the fund’s average daily net assets above $50 billion up to and including $60 billion and 0.0900% of the fund’s average daily net assets above $60 billion.

Under the terms of the Management Contract, UBS Global AM bears all expenses incurred in a fund’s operation other than the fee payable under the Management Contract, fees and expenses (including counsel fees) of the Independent Trustees, interest, taxes, the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by a fund and any losses incurred in connection therewith and extraordinary expenses (such as costs of litigation to which the Trust or a fund is a party and of indemnifying officers and trustees of the trust).

Expenses borne by UBS Global AM under the Management Contract include the following (or a fund’s share of the following): (1) organizational expenses (if these expenses are amortized over a period of more than one year, UBS Global AM will bear in any one year only that portion of the organizational expenses that would have been borne by the fund in that year), (2) filing fees and expenses relating to the registration and qualification of the shares of the fund under federal and state securities laws and maintaining such registration and qualifications, (3) fees and salaries payable to the trustees (other than the Independent Trustees) and officers, (4) all expenses incurred in connection with the services of the trustees (other than the Independent Trustees), including travel expenses, (5) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (6) ordinary legal, accounting and auditing expenses, excluding legal fees of special counsel for the Independent Trustees and, as noted above, excluding extraordinary expenses, such as litigation or indemnification expenses, (7) charges of custodians, transfer agents and other agents, (8) costs of preparing share certificates (if any), (9) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy materials for existing shareholders, (10) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (11) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (12) the cost of investment company literature and other publications provided to the trustees and officers, (13) costs of mailing, stationery and communications equipment, (14) expenses incident to any dividend, withdrawal or redemption options, (15) charges and expenses of any outside pricing service used to value portfolio securities, and (16) interest on borrowings.

The Management Contract is terminable (1) by a corresponding master fund by vote of the Master Trust’s board or by the holders of a majority of the outstanding voting securities of that master fund at any time without penalty, on 60 days’ written notice to UBS Global AM, and (2) by UBS Global AM at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.

Although UBS Global AM is not obligated to pay the ordinary fees and expenses of the Independent Trustees, both the Management Contract at the master level and the Administration Contract at the feeder level, with respect to UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, and UBS Select Tax-Free Preferred Fund, require that UBS Global AM reduce its advisory and administrative fees by an amount equal to those fees and expenses.

Prior investment advisory and administration arrangements. Prior to the conversion of UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund into feeder funds, UBS Global AM acted as investment advisor and administrator for those funds pursuant to advisory and administration contracts with respect to each fund (the “Advisory and Administration Contracts”). Under the Advisory and Administration Contracts, each fund paid UBS Global AM an annual fee, computed daily and paid monthly, at an annual rate of 0.18% of each fund’s average daily net assets.

During each of the fiscal years indicated, each of UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund paid (or accrued) to UBS Global AM or UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”), the funds’ previous investment advisor, the following fees under the Advisory and Administration Contracts, after giving effect to the following amounts in fee waivers and/or other credits.

	Fiscal year ended April 30,

	2007	2006		2005

UBS Select Prime Institutional Fund
Fee amount paid (or accrued) after waivers or credits	$15,209,073	$10,945,811	[1]	$12,072,413
Fee amount waived	—	—		—
Other credits (Independent Trustee fees and expenses)[2]	112,306	69,940		83,724

UBS Select Treasury Institutional Fund
Fee amount paid (or accrued) after waivers or credits	1,474,739	751,526	[3]	683,820
Fee amount waived	—	—		—
Other credits (Independent Trustee fees and expenses)[2]	23,427	15,979		13,363

1	Amount represents $9,959,503 in fees paid to UBS Global AM (US), the fund’s prior investment advisor, from the period May 1, 2005 through March 31, 2006; and $986,308 in fees paid to UBS Global AM from the period April 1, 2006 through April 30, 2006.
2	UBS Global AM is contractually obligated to reduce its management fee by an amount equal to the ordinary fees and expenses payable to the Independent Trustees by the fund.
3	Amount represents $670,029 in fees paid to UBS Global AM (US), the fund’s prior investment advisor, from the period May 1, 2005 through March 31, 2006; and $81,497 in fees paid to UBS Global AM from the period April 1, 2006 through April 30, 2006.

Prior to the original date of this SAI, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund had not yet commenced operations. As a result, no fees were paid by those funds (or their corresponding master funds) to UBS Global AM or UBS Global AM (US) for the fiscal years ended April 30, 2007, 2006, or 2005.

Administration arrangements—feeder level

UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund. UBS Global AM acts as administrator of the funds pursuant to an administration contract with respect to each fund (each an “Administration Contract”). Under the Administration Contract, each fund pays UBS Global AM an annual fee, computed daily and paid monthly, at an annual rate of 0.08% of its average daily net assets.

Expenses borne by UBS Global AM under an Administration Contract for the funds listed above include the following (or a fund’s share of the following): (1) organizational expenses (if these expenses are amortized over a period of more than one year, UBS Global AM will bear in any one year only that portion of the organizational expenses that would have been borne by the fund in that year), (2) filing fees and expenses relating to the registration and qualification of the shares of the fund under federal and state securities laws and maintaining such registration and qualifications, (3) fees and salaries payable to the trustees (other than the Independent Trustees) and officers, (4) all expenses incurred in connection with the services of trustees (other than the Independent Trustees), including travel expenses, (5) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds, (6) legal, accounting and auditing expenses, excluding legal fees of special counsel for the Independent Trustees and, as noted above, excluding extraordinary expenses, such as litigation or indemnification expenses, (7) charges of custodians, transfer agents and other agents, (8) costs of preparing share certificates, if any, (9) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, (10) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, (11) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (12) the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof, (13) the cost of investment company literature and other publications provided to the trustees and officers, (14) costs of mailing, stationery and communications equipment, (15) expenses incident to any dividend, withdrawal or redemption options, and (16) interest on borrowings.

Although UBS Global AM is not obligated to pay the ordinary fees and expenses of the Independent Trustees, the Administration Contract requires that UBS Global AM reduce its advisory and administrative fees by an amount equal to those fees and expenses.

UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund. UBS Global AM acts as administrator of the funds pursuant to an administration contract with respect to the funds (“Investor Administration Contract”). Under the Investor Administration Contract, each fund pays UBS Global AM an annual fee, computed daily and paid monthly, at an annual rate of 0.10% of its average daily net assets.

Expenses borne by each fund listed above will include but not be limited to the following (or each fund’s proportionate share of the following): (1) fees payable to and expenses incurred on behalf of the fund by UBS Global AM, (2) expenses of organizing the Trust and the fund, (3) filing fees and expenses relating to the registration and qualification of the fund under federal and state securities laws and maintaining such registration and qualifications, (4) fees and salaries payable to the Trustees and officers who are not interested persons by reason of affiliation with UBS Global AM or any of UBS Global AM’s affiliates, (5) all expenses incurred in connection with the services of Trustees, including travel expenses, (6) taxes (including any income or franchise taxes) and governmental fees, (7) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds, (8) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the a fund for violation of any law, (9) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees who are not interested persons by reason of affiliation with UBS Global AM or any of UBS Global AM’s affiliates, (10) charges of custodians, transfer agents and other agents (including any lending agent), (11) costs of preparing share certificates, (12) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (such as costs of litigation to which the Trust or a fund is a party and of indemnifying officers and Trustees of the Trust), which will be borne by the Trust or a fund, as applicable, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof, (17) the cost of investment company literature and other publications provided to the trustees and officers, (18) costs of mailing, stationery and communications equipment, (19) expenses incident to any dividend, withdrawal or redemption options, and (20) interest on borrowings of the Fund. UBS Global AM will assume the cost of any compensation for services provided to the Trust received by officers of the Trust and by those Trustees who are interested persons by reason of affiliation with UBS Global AM.

Proxy voting policies and procedures. The board believes that the voting of proxies on securities held by a fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to UBS Global AM, the master funds’ investment advisor. Following is a summary of UBS Global AM’s proxy voting policy.

You may obtain information about the master funds’ proxy voting decisions during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, by calling 1-800-647 1568, or through the online EDGAR database on the SEC’s Web site (http://www.sec.gov).

UBS Global AM’s proxy voting policy is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of those companies, and to exercise good judgment and practice diligent oversight with respect to the management of those companies. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances, and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Principal underwriting arrangements. UBS Global AM (US) acts as the principal underwriter for each feeder fund pursuant to separate principal underwriting contracts with the Trust covering those funds (each a “Principal Underwriting Contract”). Each Principal Underwriting Contract requires UBS Global AM (US) to use its best efforts, consistent with its other business, to sell shares of the fund. Shares of the funds are offered continuously. UBS Global AM (US) enters into dealer agreements with other brokerdealers (affiliated and unaffiliated) and with other institutions to authorize them to sell fund shares.

In addition to the arrangements discussed further below, UBS Global AM (US) may make payments to affiliated and unaffiliated dealers that engage in selling efforts on behalf of the funds. These payments generally will not exceed the annual rate of 0.04% of the value of a fund’s shares sold as a result of such selling efforts; however, UBS Global AM (US) may pay firms a higher fee on certain very large omnibus accounts, up to the annual rate of 0.05% for a single account with assets of $1 billion or more. These payments to affiliated and unaffiliated dealers are made by UBS Global AM (US) out of its own resources, and the value of a shareholder’s investment in a fund and the return on that investment will be unaffected by these payments. The source of such payments may come from transfers from other UBS entities, such as UBS Global AM.

In addition to the arrangements discussed further below, UBS Global AM (US) (not the funds) may pay fees to entities that make shares of the funds available to others. The annual rate of these fees will not exceed 0.05% of the average daily net asset value of shares held through, or in connection with, the entity, and will be paid monthly. With respect to UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, and UBS Select Tax-Free Investor Fund, UBS Global AM (US) shall pay an annual fee of 0.05% of the average daily net asset value of shares held through an affiliated dealer. UBS Global AM (US) may pay affiliated or unaffiliated dealers a finder’s fee at the annual rate of 0.01% where (1) UBS Global AM (US) is paying shareholder servicing fees to a separate entity that makes shares available to others, and (2) the assets in this type of account reach at least $1.5 billion. The source of such payments may come from transfers from other UBS entities, such as UBS Global AM.

UBS Global AM (US) is located at 51 West 52nd Street, New York, New York 10019-6114. Payments by each of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund to compensate UBS Global AM (US) for certain expenses incurred in connection with distribution and service activities are authorized under the Principal Underwriting Contract and made in accordance with related plans of distribution (“Distribution Plan”) and shareholder servicing. The Distribution Plan has been adopted by the Trust with respect to those funds in the manner prescribed by Rule 12b-1 under the Investment Company Act.

Under the Distribution Plan pertaining to UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act, the funds pay UBS Global AM (US) a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each fund. UBS Global AM (US) may reallow any or all of the fees to such dealers and other financial intermediaries as UBS Global AM (US) may from time to time determine consistent with the terms of the Distribution Plan.

UBS Global AM (US) uses the fees under the Distribution Plan primarily to finance activities principally intended to result in the sale and distribution of shares including but not limited to: (a) providing incentives to dealers and other entities to sell shares; (b) advertising and marketing shares; and (c) implementing and operating the Plan, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by each dealer. Each dealer or other financial intermediary then offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

The Distribution Plan and the Principal Underwriting Contract specify that UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund will pay UBS Global AM (US) for distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the distribution related expenses of UBS Global AM (US) exceed the fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if the distribution related expenses of UBS Global AM (US) are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of fees received or accrued through the termination date of the Distribution Plan will be the sole responsibility of UBS Global AM (US) and not that of the fund. Annually, the board reviews the Distribution Plan and the corresponding expenses of UBS Global AM (US) for each of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund separately.

Among other things, the Distribution Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Distribution Plan and the purposes for which such expenditures were made, (2) the Distribution Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not “interested persons” of a fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement related to the Distribution Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Distribution Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the fund and (4) while the Distribution Plan remains in effect, the selection and nomination of trustees who are not “interested persons” of a fund shall be committed to the discretion of the trustees who are not “interested persons” of a fund.

In reporting amounts expended under the Distribution Plan to the board, UBS Global AM (US) allocates among UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund the expenses attributable to the sale of each fund. The fees paid by one fund will not be used to subsidize the sale of another fund’s shares.

Because UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund had not yet commenced operations prior to the date of this SAI, the funds did not pay (or accrue) to UBS Global AM (US) distribution fees for the fiscal year ended April 30, 2007. Neither did the funds incur distribution related expenses during the fiscal year ended April 30, 2007.

In approving the Distribution Plan, the board considered the anticipated benefits to the funds and their shareholders. With regard to the Distribution Plan, the board considered, as relevant (1) the belief of UBS Global AM (US) that the distribution fees would be attractive to dealers, financial advisors and other entities, resulting in greater growth of the funds than might otherwise be the case,

(2) the distribution-related services provided to the funds and their shareholders by UBS Global AM (US), (3) the services provided by the funds’ and their shareholders’ intermediaries pursuant to each agreement with UBS Global AM (US), and (4) the distribution related expenses and costs of UBS Global AM (US).

With respect to the Distribution Plan, the board considered the compensation that UBS Global AM (US) would receive under the Distribution Plan and the Principal Underwriting Contracts. The board also considered the benefits that would accrue to UBS Global AM (US) under the Distribution Plan in that UBS Global AM (US) or an affiliate would receive distribution, service, management and administration fees that are calculated based upon a percentage of the average net assets of each fund. These fees would increase if the Distribution Plan were successful and the funds attained and maintained significant asset levels.

UBS Global AM (US) may also make cash and non-cash payments to broker-dealers and other financial intermediaries (collectively, “Financial Intermediaries”), subject to UBS Global AM (US)’s internal policies and procedures. UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)’s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)’s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)’s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)’s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) or a fund for providing sub-transfer agency and other services. UBS Global AM (US) is located at 51 West 52nd Street, New York, New York 10019-6114.

Shareholder services plan. UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund have adopted a shareholder services plan (“Shareholder Services Plan”). The Shareholder Services Plan requires that UBS Global AM (US) provide to the board at least annually a written report of the amounts expended by UBS Global AM (US) under service agreements with financial intermediaries and the purposes for which such expenditures were made. Each service agreement requires the financial intermediary to cooperate with UBS Global AM (US) in providing information to a board with respect to amounts expended and services provided under the service agreement. The Shareholder Services Plan may be terminated at any time, without penalty, by vote of the trustees who are not “interested persons”, and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan (“Disinterested Trustees”). Any amendment to the Shareholder Services Plan must be approved by the board and any material amendment must be approved by the relevant Disinterested Trustees.

Should future legislative, judicial or administrative action prohibit or restrict the activities of banks serving as financial intermediaries in connection with the provision of support services to their customers, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund, as applicable, and UBS Global AM (US) might be required to alter or discontinue their arrangements with financial intermediaries that are banks and change their method of operations with respect to shares of the funds. It is not anticipated, however, that any change in the funds’ method of operations would affect the net asset value per share of any fund or result in a financial loss to any shareholder. Conflict of interest restrictions may apply to a financial institution’s receipt of compensation from a fund or UBS Global AM (US) resulting from fiduciary funds being invested in shares of the funds. Before investing fiduciary funds in fund shares, financial intermediaries, including investment advisors and other money managers under the jurisdiction of the SEC, the Department of Labor or state securities commissions and banks regulated by the Comptroller of the Currency should consult their legal advisors.

The service agreements require a financial intermediary to comply with laws regarding the disclosure to its customers of the compensation payable to it under the Shareholder Services Plan and any other compensation payable to it in connection with the investment of its customers’ assets in shares of the funds. Shares of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund or UBS Select Tax-Free Investor Fund are available for purchase only by financial intermediaries that have entered into service agreements with UBS Global AM (US) in connection with their investment. Financial intermediaries providing services to owners of fund shares in certain states may be required to be registered as dealers under the laws of those states.

UBS Global AM (US) implements the Shareholder Services Plan by entering into a service agreement with each financial intermediary that purchases shares of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund or UBS Select Tax-Free Investor Fund on behalf of its customers. A service agreement requires the financial intermediary to provide support services to its customers who are the beneficial owners of fund shares.

Under the Shareholder Services Plan, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund or UBS Select Tax-Free Investor Fund each pay UBS Global AM (US) a monthly fee not to exceed the annual rate of 0.25% of the average daily net asset value of the shares held by financial intermediaries on behalf of their customers. Under each service agreement, UBS Global AM (US) pays an identical fee to the financial intermediary for providing support services to its customers as specified in the service agreement. These services may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with UBS Global AM (US); (ii) providing customers with a service that invests the assets of their accounts in fund shares; (iii) processing dividend payments from UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund or UBS Select Tax-Free Investor Fund, as applicable, on behalf of customers; (iv) providing information periodically to customers showing their positions in fund shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the financial intermediary; (vii) providing sub-accounting with respect to fund shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund or UBS Select Tax-Free Investor Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers, if required by law; and (ix) such other similar services as UBS Global AM (US) or a fund may reasonably request from time to time to the extent the financial intermediary is permitted to do so under federal and state statutes, rules and regulations.

Prior to the date of this SAI, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund had not yet commenced operations. Accordingly, no payments were made under the Shareholder Services Plan during the fiscal year ended April 30, 2007.

Securities lending. During the fiscal year ended April 30, 2007, UBS Select Treasury Institutional Fund earned $95,595 for lending its securities and paid (or accrued) $31,589 to UBS Securities LLC for its services as securities lending agent. During the fiscal year ended April 30, 2006, UBS Select Treasury Institutional Fund earned $108,700 for lending its securities and paid (or accrued) $32,477 to UBS Securities LLC for its services as securities lending agent. During the fiscal year ended April 30, 2005, UBS Select Treasury Fund earned $79,286 for lending its securities and paid (or accrued) $26,386 to UBS Securities LLC for its service as securities lending agent.

UBS Select Prime Institutional Fund earned $3,270 for lending its securities during the fiscal year ended April 30, 2007, and paid $1,209 to UBS Securities LLC for its services as securities lending agent. UBS Select Prime Institutional Fund paid no fees to UBS Securities LLC or UBS Financial Services Inc. or their affiliates for their services as securities lending agents for the fiscal year ended April 30, 2006, because UBS Select Prime Institutional Fund did not engage in any securities lending activities during that time period. The fund earned $2,582 for lending its securities during the fiscal year ended April 30, 2005, and paid $922 to UBS Securities LLC for its services as securities lending agent.

Prior to the original date of this SAI, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund,

UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund had not yet commenced operations. Accordingly, no compensation was paid to UBS Financial Services Inc. or UBS Securities LLC by those funds (or their corresponding master funds) for the fiscal year ended April 30, 2007.

Portfolio transactions

The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to UBS Global AM’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts may be used in advising the funds.

During the fiscal years ended April 30, 2007, 2006 and 2005, UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund paid no brokerage commissions. Therefore, UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund have not allocated any brokerage transactions for research, analysis, advice and similar services. Prior to the original date of this SAI, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund had not yet commenced operations. Accordingly, those funds (or their corresponding master funds) paid no brokerage commissions during the fiscal years ended April 30, 2007, 2006 and 2005, and have not allocated any brokerage transactions for research, analysis, advice and similar services.

Investment decisions for the funds and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the funds and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the funds and such other account(s) as to amount in a manner deemed equitable to the funds and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the funds are concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the funds.

As of April 30, 2007, UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund owned securities issued by the following companies which are regular broker-dealers for the funds:

UBS Select Prime Institutional Fund

Issuer	Type of security	Value

Societe Generale	Time Deposit	$137,000,000
Deutsche Bank AG	Certificate of Deposit	187,000,000
JPMorgan Chase & Co.	Commercial Paper	148,908,333
Societe Generale NA, Inc.	Commercial Paper	148,233,594
Morgan Stanley	Commercial Paper	40,000,000
Banc of America Securities LLC	Master Notes	150,000,000
Bear Stearns Cos, Inc.	Master Notes	91,000,000
Citigroup Financial Products	Repurchase Agreement	385,000,000
Deutsche Bank Securities, Inc.	Repurchase Agreement	150,000,000
Goldman Sachs Mortgage Corp.	Repurchase Agreement	215,000,000
Lehman Commercial Paper Inc.	Repurchase Agreement	445,000,000
Goldman Sachs & Co.	Repurchase Agreement	100,000,000

UBS Select Treasury Institutional Fund

Issuer	Type of security	Value

Banc of America	Repurchase Agreement	$140,000,000
Bear Stearns & Co.	Repurchase Agreement	140,000,000
Deutsche Bank Securities, Inc.	Repurchase Agreement	118,900,000
Lehman Brothers Inc.	Repurchase Agreement	140,000,000
Merrill Lynch & Co.	Repurchase Agreement	140,000,000
Morgan Stanley & Co.	Repurchase Agreement	140,000,000

Prior to the original date of this SAI, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund had not yet commenced operations. Accordingly, none of these funds (or their corresponding master funds) owned securities issued by regular broker-dealers for the funds.

Additional information regarding redemptions; financial institutions

Additional redemption information. The redemption price may be more or less than the shareholder’s cost, depending on the market value of each fund’s portfolio at the time, although the funds attempt to maintain a constant net asset value of $1.00 per share.

If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund’s net asset value. If payment is made in securities, the shareholder may incur expenses in converting these securities into cash.

Financial institutions. The funds may authorize financial institutions and their delegates or agents to accept on the funds’ behalf purchase and redemption orders that are in “good form” in accordance with the policies of those institutions. A fund will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on a fund’s net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents.

Valuation of shares

Each fund uses its best efforts to maintain its net asset value at $1.00 per share. The funds’ net asset values per share are typically determined by the funds’ custodian, State Street Bank and Trust Company (“State Street”).

Each master fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (“Rule”) under the Investment Company Act. To use amortized cost to value its portfolio securities, a master fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the master funds might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

The master funds’ board has established procedures (“Procedures”) for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for a master fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each master fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US-dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

In determining the approximate market value of portfolio investments, the master funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Master Trust’s board.

Taxes

Qualification as a regulated investment company. Each feeder fund intends to qualify or to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. To so qualify, each feeder fund must distribute to its shareholders in each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and any net tax-exempt income must meet several additional requirements. Among these requirements are the following: (1) the feeder fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, net income derived from an interest in a qualified publicly-traded partnership and certain other income; (2) at the close of each quarter of the feeder fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the feeder fund’s total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the feeder fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly-traded partnerships.

By qualifying for treatment as a RIC, the feeder fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. If the feeder fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions (including distributions that would otherwise be “exempt interest dividends,” as discussed below) as dividends (that would generally be taxed as ordinary income) to the extent of the fund’s earnings and profits. In addition, the feeder fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Taxes on fund distributions. Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in fund shares. Distributions of net investment income received by each fund from investments in debt securities and any net realized short-term capital gains distributed by each fund will be taxable to shareholders as ordinary income (except to the extent that such dividends are designated as exempt interest dividends) and will not be eligible for the dividends-received deduction for corporations. Due to their investment strategies, each feeder fund will not typically derive net long-term capital gains.

Although current tax law generally provides for a minimum tax rate for individual taxpayers of 15% on certain qualifying dividend income, distributions from funds such as these feeder funds investing primarily in bonds and other debt instruments via the master funds will not generally qualify for the lower tax rates.

Dividends paid by each of UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund and UBS Select Tax-Free Investor Fund (each a “municipal money market fund”) will generally qualify as “exempt-interest dividends,” and thus will be excludable from gross income by its shareholders, if the fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including their proportionate share of investments made through investment in a master fund) consists of securities the interest on which is excludable from gross income under Section 103(a) of the Internal Revenue Code. Each municipal money market fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a municipal money market fund as exempt-interest dividends may not exceed its interest for the year that is excludable under Section 103(a) (including their proportionate share of such interest earned by a master fund) over certain amounts disallowed as deductions.

It should be noted that dividends paid by each of UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund and UBS Select Tax-Free Investor Fund will generally be subject to applicable state and local income taxes.

Tax-exempt interest attributable to certain PABs (including, in the case of a municipal money market fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purposes of the federal alternative minimum tax (“AMT”). Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether a municipal money market fund’s tax-exempt interest was attributable to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in this SAI.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal money market fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal money market fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the municipal money market funds still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient’s income exceeds the established amounts.

If a municipal money market fund invests in any instruments that generate taxable income, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the “actual earned” method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal money market fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

Each municipal money market fund may invest (through their investment in a master fund) in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) (“municipal market discount bonds”). If a bond’s market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a municipal money market fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions to nonresidents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available. Exempt-interest dividends paid by the municipal money market funds are not subject to withholding.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (i.e., taxable) income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

The foregoing is a general, abbreviated summary of certain provisions of the federal tax laws currently in effect as they directly govern the taxation of shareholders of each fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal tax matters.

Tax treatment of master funds. Each master fund will be treated as a non-publicly traded partnership for federal income tax purposes rather than as a RIC or a corporation under the Internal Revenue Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a corresponding master fund will be deemed to have been realized (i.e., “passed through”) to its shareholders (including a fund) regardless of whether any amounts are actually distributed by the master fund. Each shareholder in a master fund will be taxed on such share, as determined in accordance with the governing instruments of the master fund, the Internal Revenue Code and applicable regulations, in determining such shareholder’s federal income tax liability. Therefore, to the extent that a master fund were to accrue but not distribute any income or gains, a fund investing in the master fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master funds will seek to minimize recognition by its shareholders (including the funds) of income and gains without a corresponding distribution. Furthermore, each master fund’s assets, income and distributions will be managed in such a way that a shareholder in a master fund will be able to continue to qualify as a RIC by investing its assets through the master fund.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, “UBS Global AM”), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, “UBS”) and other accounts managed by UBS
 UBS Global AM is a large asset management firm with approximately $770.4 billion in assets under management worldwide as of March 31, 2008.(1) UBS Global AM offers a full range of equity, fixed income, cash management, asset allocation and alternative asset class investment management styles with representation in both retail and institutional channels, in the United States and in non-U.S. markets. UBS Global AM has more than 3,500 employees in 23 countries and maintains a presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the funds. This section sets forth considerations of which investors in the funds should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global AM that could disadvantage the funds. To address these potential conflicts, UBS and UBS Global AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global AM’s and UBS’ other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of fund shares and the allocation of investment opportunities

UBS’ other activities may have an impact on the funds. UBS Global AM makes decisions for the funds in accordance with its obligations as investment advisor to the funds. However, UBS’ other activities may, at the same time have a negative impact on the funds. As a result of the various activities and interests of UBS, it is likely that the funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

(1)	UBS Global Asset Management (Americas) Inc. manages approximately $167 billion as of March 31, 2008.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global AM, might cause UBS Global AM to seek to dispose of, retain or increase interests in investments held by a fund or acquire certain positions on behalf of a fund. UBS will be under no duty to make any such information available to the funds or personnel of UBS Global AM making investment decisions on behalf of the funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with a fund’s investment objective and subject to compliance with applicable law, UBS Global AM may purchase securities for a fund during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global AM will be current investors in companies engaged in an offering of securities which UBS Global AM may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global AM’s affiliates acting as a selling shareholder. UBS Global AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global AM may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS’ financial and other interests and relationships may incentivize UBS to promote the sale of fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the funds. UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the funds, subject to UBS Global AM’s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the fund and/or from the underwriter’s own resources (including through transfers from affiliates). Payments made out of the underwriter’s own resources are often referred to as “revenue sharing.” Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the funds, or who engage in transactions with or for the funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultants’ points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the funds may receive fees from UBS or the funds in connection with the distribution of shares in the funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS’ membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS’ personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the funds or that may recommend investments in the funds. In addition, UBS, including UBS Global AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the funds or other dealings with the funds that create incentives for them to promote the funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global AM may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the funds. The additional payments by UBS Global AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global AM may vary between different Intermediaries. Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” and “Reduced sales charges; additional purchase, exchange and redemption information; and other services” for more information.

Potential conflicts relating to the allocation of investment opportunities among the funds and other UBS accounts. UBS Global AM manages accounts of certain clients by means of separate accounts (“Separate Accounts”). With respect to the funds, UBS Global AM may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The funds and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. Neither UBS Global AM nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the funds invest.

Other potential conflicts relating to the management of the fund by UBS Global AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global AM’s policies and procedures regarding information barriers, UBS Global AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the funds, UBS Global AM may have access to certain fundamental analysis and proprietary technical models developed by UBS Global AM or its affiliates (including UBS). UBS Global AM will not be under any obligation, however, to effect transactions on behalf of the funds in accordance with such analysis and models. In addition, neither UBS Global AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the funds and it is not anticipated that UBS Global AM will have access to such information for the purpose of managing the funds. The proprietary activities or portfolio strategies of UBS Global AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM, and have adverse effects on the funds.

Potential conflicts relating to UBS’ and UBS Global AM’s proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the funds. UBS and one or more Client Accounts may buy or sell positions while a fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the fund. For example, a fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the fund and such increase in price would be to the fund’s detriment. Conversely, a fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the fund holds. Conflicts may also arise because portfolio decisions regarding the fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for a fund. To reduce the possibility that a fund will be materially adversely affected by the personal or proprietary trading described above, the funds, UBS and UBS Global AM, have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the funds’ portfolio transactions. Please see the section entitled “Personal trading policies” for more detailed information regarding these policies and procedures.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Global AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the funds, UBS and UBS Global AM. To reduce the appearance of impropriety and the possibility that the funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Global AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the funds.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Global AM utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM’s personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM’s clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the funds may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which a fund wishes to purchase or sell. The larger UBS Global AM’s investment advisory business and UBS’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, a fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global AM on behalf of a fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global AM on behalf of a fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global AM, in its sole discretion, deems it appropriate.

UBS Global AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities, currencies and instruments as the funds. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the funds invest, which could have an adverse impact on a fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the funds’ transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds. UBS Global AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the funds.

The results of the funds’ investment activities may differ significantly from the results achieved by UBS Global AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the funds. Moreover, it is possible that a fund will sustain losses during periods in which UBS Global AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the funds in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the funds’ activities may also be restricted because of regulatory restrictions applicable to UBS Global AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the funds. Additionally, the funds or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the funds should be aware.

UBS Global AM may enter into transactions and invest in securities, instruments and currencies on behalf of a fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the fund, and such party may have no incentive to assure that the fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the fund may enhance the profitability of UBS Global AM and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a fund invests or which may be based on the performance of a fund. The funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global AM or its affiliates where such other clients have interests adverse to those of the funds. At times, these activities may cause UBS Global AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the funds. To the extent affiliated transactions are permitted, the funds will deal with UBS Global AM, UBS and its affiliates on an arms-length basis. UBS Global AM or UBS may also have an ownership interest in certain trading or information systems used by the funds. The fund’s use of such trading or information systems may enhance the profitability of UBS Global AM and its affiliates.

It is also possible that, from time to time, UBS Global AM or any of its affiliates may, although they are not required to, purchase and hold shares of the funds. Increasing a fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a fund’s expense ratio. UBS Global AM and its affiliates reserve the right to redeem at any time some or all of the shares of the funds acquired for their own accounts. A large redemption of shares of a funds by UBS Global AM or its affiliates could significantly reduce the asset size of a funds, which might have an adverse effect on the fund’s investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global AM will consider the effect of redemptions on the fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the funds may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global AM or UBS has significant debt or equity investments or in which UBS makes a market. The funds also may invest in securities of companies to which UBS Global AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the funds and the interests of other UBS Global AM or UBS clients. In making investment decisions for the funds, UBS Global AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global AM in the course of these activities. In addition, from time to time, UBS’ activities may limit the funds’ flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the funds.

Present and future activities of UBS Global AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM may buy for a fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the fund. For example, a fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM’s policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM with respect to a fund’s portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM’s proxy voting policy is discussed in more detail in the section entitled “Proxy voting policies and procedures.”

As a registered investment adviser under the Investment Advisers Act of 1940, UBS Global AM is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM. A copy of Part I of UBS Global AM’s Form ADV is available on the SEC’s Web site (www.adviserinfo.sec.gov). A copy of Part II of UBS Global AM’s Form ADV is available upon request.

Other information

Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the funds. However, the Trust’s Trust Instrument disclaims shareholder liability for acts or obligations of the Trust or its funds. The Trust Instrument provides for indemnification from each fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of a fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Voting rights. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the trust may elect all its board members. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the shares is required by law.

UBS Money Series does not hold annual meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record holding no less than two thirds of the outstanding shares of UBS Money Series may remove a board member by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of record of at least 10% of the outstanding shares of the UBS Money Series.

Prior names. Prior to August 28, 2007, UBS Select Prime Institutional Fund was known as “UBS Select Money Market Fund”, and UBS Select Treasury Institutional Fund was known as “UBS Select Treasury Fund.” Prior to April 8, 2002, UBS Money Series was known as Brinson Money Series, and UBS Select Money Market Fund was known as “Brinson Select Money Market Fund.” Prior to May 9, 2001, UBS Money Series was known as “Mitchell Hutchins LIR Money Series,” and UBS Select Money Market Fund was known as “Mitchell Hutchins LIR Select Money Fund.” Prior to July 28, 1999, UBS Money Series was known as “Mitchell Hutchins Institutional Series.” Prior to August 28, 2007, the shares issued by UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund had the designation “Institutional shares.”

Custodian; transfer and dividend agent. State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, is custodian of the master funds’ assets. PNC Global Investment Servicing, a subsidiary of PNC Bank, N.A., located at P.O. Box 9786, Providence, RI 02940, serves as each fund’s transfer and dividend disbursing agent.

Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the funds. Dechert LLP also has acted as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as independent counsel to the Independent Trustees.

Independent registered public accounting firm. Ernst & Young LLP, Five Times Square, New York, NY 10036, serves as independent registered public accounting firm for the funds.

Financial statements

The Annual Report to Shareholders for UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund, for the fiscal year ended April 30, 2007 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated by reference in this SAI. Because UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund had not yet commenced operations prior to the original date of this SAI, no financial statements are available for those funds.

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You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the funds in any jurisdiction where the funds or their principal underwriter may not lawfully sell those shares.

©2008 UBS Global Asset Management (US) Inc.
All rights reserved.